Exhibit 10.4

The CORPORATEplan for RetirementSM
EXECUTIVE PLAN

Adoption Agreement

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue Service or any other governmental entity. An Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. An Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" under the Employee Retirement Income Security Act with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document. This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer. This document must be reviewed by the Employer's attorney prior to adoption.

Plan Number: 44418 ECM NQ 2007 AA

(07/2007) © 2007 Fidelity Management & Research Company 9/10/2008

ADOPTION AGREEMENT

Article 1

1.01
PLAN INFORMATION
(a)
Name of Plan:

This is The Brickman Group, Ltd. LLC Executive Savings Plan (the "Plan").

(b)
Plan Status (Check one):
(1)
Adoption Agreement effective date: 10/01/2008.
(2)
The Adoption Agreement effective date is (Check (A) or check and complete (B)):
☐ A new Plan effective date _____
☒ An amendment and restatement of the Plan. The original effective date of the Plan was: 4/1/2000.
(c)
Name of Administrator, if not the Employer:

1.02
EMPLOYER
(a)
Employer Name: The Brickman Group Ltd. LLC
(b)
The term "Employer" includes the following Related Employer(s) (as defined in Section 2.01(a)(25)) participating in the Plan:

1.03
COVERAGE

(Check (a) and/or (b))

☒ The following Employees are eligible to participate in the Plan (Check (1) or (2)):
☐ Only those Employees designated in writing by the Employer, which writing is hereby incorporated herein.
☒ Only those Employees in the eligible class described below:

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Managers and other highly compensated employees of the Employer who are designated by the Employer and approved by the Committee.

(a)
The following Directors are eligible to participate in the Plan (Check (1) or (2)):
☐ Only those Directors designated in writing by the Employer, which writing is hereby incorporated herein.
☐ All Directors, effective as of the later of the date in 1.01(b) or the date the Director becomes a Director.

(Note: A designation in Section 1.03(a)(1) or Section 1.03(b)(1) or a description in Section 1.03(a)(2) must include the effective date of such participation.)

1.04
COMPENSATION

(If Section 1.03(a) is selected, select (a) or (b). If Section 1.03(b) is selected, complete (c))

For purposes of determining all contributions under the Plan:

☒ Compensation shall be as defined, with respect to Employees, in The Brickman Group Ltd, LLC Employee Retirement Investment Plan maintained by the Employer:
☐ to the extent it is in excess of the limit imposed under Code section 401(a)(17).
☒ notwithstanding the limit imposed under Code section 401(a)(17)
☐ Compensation shall be as defined in Section 2.01(a)(9) with respect to Employees (Check (1), and/or (2) below, if, and as, appropriate):
☐ but excluding the following:

☐ but excluding bonuses, except those bonuses listed in the table in Section 1.05(a)(2).
☐ Compensation shall be as defined in Section 2.01(a)(9)(c) with respect to Directors, but excluding the following:

1.05
CONTRIBUTIONS ON BEHALF OF EMPLOYEES
(a)
Deferral Contributions (Complete all that apply):
☒ Deferral Contributions. Subject to any minimum or maximum deferral amount provided below, the Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year).

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Deferral Contributions Type of Compensation	Dollar Amount		% Amount
	Min	Max	Min	Max
Base Salary			0	70

(Note: With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)

☒ Deferral Contributions with respect to Bonus Compensation only. The Employer requires Participants to enter into a special salary reduction agreement to make Deferral Contributions with respect to one or more Bonuses, subject to minimum and maximum deferral limitations, as provided in the table below.

	Treated As		Dollar Amount		% Amount
Deferral Contributions Type of Bonus	Performance Based	Non-Performance Based	Min	Max	Min	Max
Discretionary Bonus	Yes				0	70

(Note: With respect to each type of Bonus, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages. In the event a bonus identified as a Performance-based Bonus above does not constitute a Performance-based Bonus with respect to any Participant, such Bonus will be treated as a Non-Performance-based Bonus with respect to such Participant.)

(b)
Matching Contributions (Choose (1) or (2) below, and (3) below, as applicable):
☒ The Employer shall make a Matching Contribution on behalf of each Employee Participant in an amount described below:
☐ ___ % of the Employee Participant's Deferral Contributions for the calendar year.
☐ The amount, if any, declared by the Employer in writing, which writing is hereby incorporated herein.
☒ Other: See Attachment B
☐ Matching Contribution Offset. For each Employee Participant who has made elective contributions (as defined in 26 CFR section 1.401(k)-6 ("QP Deferrals")) of the maximum permitted under Code section 402(g), or the maximum permitted under the

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terms of the _______________________ Plan (the "QP"), to the QP, the Employer shall make a Matching Contribution in an amount equal to (A) minus (B) below:

(A)
The matching contributions (as defined in 26 CFR section 1.401(m)-1(a)(2) ("QP Match")) that the Employee Participant would have received under the QP on the sum of the Deferral Contributions and the Participant's QP Deferrals, determined as though—
•
no limits otherwise imposed by the tax law applied to such QP match; and
•
the Employee Participant's Deferral Contributions had been made to the QP.
(B)
The QP Match actually made to such Employee Participant under the QP for the applicable calendar year.

Provided, however, that the Matching Contributions made on behalf of any Employee Participant pursuant to this Section 1.05(b)(2) shall be limited as provided in Section 4.02 hereof.

☐ Matching Contribution Limits (Check the appropriate box (es)):
☐ Deferral Contributions in excess of _% of the Employee Participant's Compensation for the calendar year shall not be considered for Matching Contributions.
☐ Matching Contributions for each Employee Participant for each calendar year shall be limited to $___
(c)
Employer Contributions
☐ Fixed Employer Contributions. The Employer shall make an Employer Contribution on behalf of each Employee Participant in an amount determined as described below:

☐ Discretionary Employer Contributions. The Employer may make Employer Contributions to the accounts of Employee Participants in any amount (which amount may be zero), as determined by the Employer in its sole discretion from time to time a writing, which is hereby incorporated herein.
1.06
CONTRIBUTIONS ON BEHALF OF DIRECTORS
☐ Director Deferral Contributions

The Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Director Participant who has an executed deferral agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year), which deferral agreement shall be subject to any minimum and/or maximum deferral amounts provided in the table below.

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Deferral Contributions Type of Compensation	Dollar Amount		% Amount
	Min	Max	Min	Max

(Note: With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)

(a)
Matching and Employer Contributions:
☐ Matching Contributions. The Employer shall make a Matching Contribution on behalf of each Director Participant in an amount determined as described below:

☐ Fixed Employer Contributions. The Employer shall make an Employer Contribution on behalf of each Director Participant in an amount determined as described below:

☐ Discretionary Employer Contributions. The Employer may make Employer Contributions to the accounts of Director Participants in any amount (which amount may be zero), as determined by the Employer in its sole discretion from time to time, in a writing, which is hereby incorporated herein.
1.07
DISTRIBUTIONS

The form and timing of distributions from the Participant's vested Account shall be made consistent with the elections in this Section 1.07.

(a)
(1) Distribution options to be provided to Participants

	(A) Specified Date	(B) Specified Age	(C) Separation From Service	(D) Earlier of Separation or Age	(E) Earlier of Separation or Specified Date	(F) Disability	(G) Change in Control	(H) Death
Deferral Contribution	☐	☐	☒	☐	☒	☐	☐	 Lump Sum ☐

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	Lump Sum ☐ Installments	Lump Sum ☐ Installments	Lump Sum ☒ Installments	Lump Sum ☐ Installments	Lump Sum ☒ Installments	Lump Sum ☐ Installments	Lump Sum	Installments
Matching Contributions	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☒ Lump Sum ☒ Installments	☐ Lump Sum ☐ Installments	☒ Lump Sum ☒ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum	☐ Lump Sum ☐ Installments
Employer Contributions	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum	☐ Lump Sum ☐ Installments

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(Note: If the Employer elects (F), (G), or (H) above, the Employer must also elect (A), (B), (C), (D), or (E) above, and the Participant must also elect (A), (B), (C), (D), or (E) above. In the event the Employer elects only a single payment trigger and/or payment method above, then such single payment trigger and/or payment method shall automatically apply to the Participant. If the employer elects to provide for payment upon a specified date or age, and the employer applies a vesting schedule to amounts that may be subject to such payment trigger(s), the employer must apply a minimum deferral period, the number of years of which must be greater than the number of years required for 100% vesting in any such amounts. If the employer elects to provide for payment upon disability and/or death; and the employer applies a vesting schedule to amounts that may be subject to such payment trigger, the employer must also elect to apply 100% vesting in any such amounts upon disability and/or death.)

☐ A Participant incurs a Disability when the Participant (Check at least one if Section 1.07(a)(1)(F) or if Section 1.08(e)(3) is elected):
☐ is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
☐ is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Employer.
☐ is determined to be totally disabled by the Social Security Administration or the Railroad Retirement Board.
☐ is determined to be disabled pursuant to the following disability insurance program: ____ the definition of disability under which complies with the requirements in regulations under Code section 409A

(Note: If more than one box above is checked, then the Participant will have a Disability if he satisfies at least one of the descriptions corresponding to one of such checked boxes.)

☒ Regardless of any payment trigger and, as applicable, payment method, to which the Participant would otherwise be subject pursuant to (I) above, the first to occur of the following Plan-level payment triggers will cause payment to the Participant commencing pursuant to Section 1.07(c)(1) below in a lump sum, provided such Plan-level payment trigger occurs prior to the payment trigger to which the Participant would otherwise be subject.

Payment Trigger

☐ Separation from Service prior to:

☐ Separation from Service
☒ Death

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☐ Change in Control
(b)
Distribution Election Change

A Participant

☐ shall
☒ shall not

be permitted to modify a scheduled distribution election in accordance with Section 8.01(b) hereof.

(c)
Commencement of Distributions
(1)
Each lump sum distribution and the first distribution in a series of installment payments (if applicable) shall commence as elected in (A), (B) or (C) below:

(A) ☒	Monthly on the 15th day of the month which day next follows the applicable triggering event described in 1.07(a).
(B) ☐

Quarterly on the ____ day of the following months ___________, ____________, ____________ or ____________ (list one month in each calendar quarter) which day next follows the applicable triggering event described in 1.07(a).

(C) ☐	Annually on the ____ day of ____________ (month) which day next follows the applicable triggering event described in 1.07(a).

(Note: Notwithstanding the above: a six-month delay shall be imposed with respect to certain distributions to Specified Employees; a Participant who chooses payment on a Specified Date will choose a month, year or quarter (as applicable) only, and payment will be made on the applicable date elected in (A), (B) or (C) above that falls within such month, year or quarter elected by the Participant.)

(2)
The commencement of distributions pursuant to the events elected in Section 1.07(a)(1) and Section 1.07(a)(3) shall be modified by application of the following:
☐ Separation from Service Event Delay — Separation from Service will be treated as not having occurred for ____ months after the date of such event.
☐ Plan Level Delay — all distribution events (other than those based on Specified Date or Specified Age) will be treated as not having occurred for ____ days (insert number of days but not more than 30).
(d)
Installment Frequency and Duration

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If installments are available under the Plan pursuant to Section 1.07(a), a Participant shall be permitted to elect that the installments will be paid (Complete I and 2 below):

(1)
at the following intervals:
☒ Monthly commencing on the day elected in Section 1.07(c)(1).
☒ Quarterly commencing on the day elected in Section1.07(c)(1) (with payments made at three-month intervals thereafter).
☒ Annually commencing on the day elected in Section 1.07(c)(1).
(2)
over the following term(s) (Complete either (A) or (B)):
☒ Any term of whole years between 2 (minimum of 1) and 15 (maximum of 30).
☐ Any of the whole year terms selected below.

☐ 1	☐ 2	☐ 3	☐ 4	☐ 5	☐ 6
☐ 7	☐ 8	☐ 9	☐ 10	☐ 11	☐ 12
☐ 13	☐ 14	☐ 15	☐ 16	☐ 17	☐ 18
☐ 19	☐ 20	☐ 21	☐ 22	☐ 23	☐ 24
☐ 25	☐ 26	☐ 27	☐ 28	☐ 29	☐ 30

(Note: Only elect a term of one year if Section 1.07(d)(1)(A) and/or Section 1.07(d)(1)(B) is elected above.)

(e)
Conversion to Lump Sum

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☐ Notwithstanding anything herein to the contrary , if the Participant's vested Account at the time such Account becomes payable to him hereunder does not exceed $__ distribution of the Participant's vested Account shall automatically be made in the form of a single lump sum at the time prescribed in Section 1.07(c)(1).
(f)
Distribution Rules Applicable to Pre-effective Date Accruals
☒ Benefits accrued under the Plan (subject to Code section 409A) prior to the date in Section 1.01(b)(1) above are subject to distribution rules not described in Section 1.07(a) through (e), and such rules are described in Attachment A Re: PRE EFFECTIVE DATE ACCRUAL DISTRIBUTION RULES.
1.08
VESTING SCHEDULE
(a)
(1) The Participant's vested percentage in Matching Contributions elected in Section 1.05(b) shall be based upon the following schedule and unless Section 1.08(a)(2) is checked below will be based on the elapsed time method as described in Section 7.03(b).

Years of Service	Vesting %
0	100
1	100

☐ Vesting shall be based on the class year method as described in Section 7.03(c).
(b)
(1) The Participant's vested percentage in Employer Contributions elected in Section 1.05(c) shall be based upon the following schedule and unless Section 1.08(b)(2) is checked below will be based on the elapsed time method as described in Section 7.03(b).
☐ Vesting shall be based on the class year method as described in Section 7.03(c).
☐ Years of Service shall exclude (Check one):
☐ for new plans, service prior to the Effective Date as defined in Section 1.01(b)(2)(A).
☐ for existing plans converting from another plan document, service prior to the original Effective Date as defined in Section 1.01(b)(2)(B).

(Note: Do not elect to apply this Section 1.08(c) if vesting is based only on the class year method.)

(c)
 Notwithstanding anything to the contrary herein, a Participant will forfeit his Matching Contributions and Employer Contributions (regardless of whether vested) upon the occurrence of the following event(s):

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(Note: Contributions with respect to Directors, which are 100% vested at all times, are subject to the rule in this subsection (d).)

(d)
A Participant will be 100% vested in his Matching Contributions and Employer Contributions upon (Check the appropriate box(es)):
☐ Retirement eligibility is the date the Participant attains age ____ and completes ____ Years of Service, as defined in Section 7.03(b).
☐ Death.
☐ The date on which the Participant becomes disabled, as determined under Section 1.07(a)(2).

(Note: Participants will automatically vest upon Change in Control if Section 1.07(a)(1)(G) is elected.)

☐ Years of Service in Section 1.08 (a)(1) and Section 1.08 (b)(1) shall include service with the following employers:

1.09
INVESTMENT DECISIONS

A Participant's Account shall be treated as invested in the Permissible Investments as directed by the Participant unless otherwise provided below:

1.10
ADDITIONAL PROVISIONS

The Employer may elect Option below and complete the Superseding Provisions Addendum to describe overriding provisions that are not otherwise reflected in this Adoption Agreement.

☒ The Employer has completed the Superseding Provisions Addendum to reflect the provisions of the Plan that supersede provisions of this Adoption Agreement and/or the Basic Plan Document.

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EXECUTION PAGE
(Fidelity's Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed 11th day of September 2008.

Employer The Brickman Group, Ltd. LLC

By /s/Anthony J. Skarupa

Title Chief Financial Officer

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EXECUTION PAGE
(Employer's Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed 11th day of September 2008.

Employer The Brickman Group, Ltd. LLC

By /s/Anthony J. Skarupa

Title Chief Financial Officer

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AMENDMENT EXECUTION PAGE
(Fidelity's Copy)

Plan Name: The Brickman Group, Ltd. LLC Executive Savings Plan (the "Plan")

Employer: The Brickman Group Ltd. LLC

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:

By:

Title:

Date:

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AMENDMENT EXECUTION PAGE
(Employer's Copy)

Plan Name: The Brickman Group, Ltd. LLC Executive Savings Plan (the "Plan")

Employer: The Brickman Group Ltd. LLC

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

Section Amended	Effective Date

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:

By:

Title:

Date:

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ATTACHMENT A

Re: PRE-EFFECTIVE DATE ACCRUAL DISTRIBUTION RULES

Plan Name: The Brickman Group, Ltd. LLC Executive Savings Plan (the "Plan")

Article VI. PAYMENT OF BENEFITS

6.1 Distribution Elections

A Participant shall specify the lime and form of distribution separately for his or her Accounts for each Plan Year he or she makes a Deferral Election.

6.2 Timing of Distributions — Benefit Distribution Date

(a) Elected by Participant. A Participant shall separately elect, at the time of each deferral of Compensation or Performance-based Compensation, to receive the associated distribution from his or her Account in accordance with one of the following three options:

(1) The earlier of:

((a)) A specific date which occurs no earlier than during the second Plan Year following the Plan Year in which the amounts designated for distribution are credited; or

((b)) As soon as administratively feasible following the date of Separation from Service with the Company;

(2) Separation from Service with the Company; or

(3) A specific date which occurs no earlier than during the second Plan Year following the Plan Year in which the amounts designated for distribution are credited.

(b) Failure to Elect. In the event a Participant fails to provide a Benefit Distribution Date, Section 6.2(a)(2) of the Plan shall automatically apply. Active employees of the Company may revise the Benefit Distribution Date in accordance with the revised distribution election provisions in Section 6.4 of the Plan.

6.3 Form of Distribution

(a) Elected by Participant. A Participant shall separately elect, at the time of each deferral of Compensation or Performance-based Compensation, the associated form of distribution from his or her Account in a manner prescribed by the Committee in accordance with one of the following two payment options:

(1) A single lump sum payment, or

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(2) Monthly, quarterly or annual installments, with an installment term of between two (2) and fifteen (15) years.

(b) Failure to Elect. In the event a Participant fails to provide the form of distribution, Section 6.3(a)(1) of the Plan shall automatically apply.

6.4 Permitted Acceleration of Payment

Notwithstanding the Participant's elected time and form of distribution pursuant to Section 6.2 of the Plan and the restrictions of Section 6.3 of the Plan, the time or schedule of a payment shall be accelerated in the following circumstances:

(a) Payment shall be made to the extent necessary to comply with a domestic relations order (as defined in section 414(p)(1)(B) of the Code) that meets the requirements of the Company's domestic relations order procedures applicable to non-qualified plans, if such payment is made to an individual other than the Participant.

(b) Payment shall be made to the extent necessary to comply with a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(c) For Plan Years, prior to January 1, 2008, payment of a Participant's entire Account shall be made upon his or her Separation from Service, provided that (i) the payment is made on or before the later of (A) the December 31 of the calendar year in which the Participant's Separation from Service occurs or (B) the date that is two and one-half (2-1/2) months after the Participant's Separation from Service and (ii) the payment is not greater than $10,000.

For Plan Years commencing on and after January 1, 2008, payment of a Participant's entire Account may be made in a single sum payment at any time provided that (i) the payment results in the termination and liquidation of the Participant Account and all accounts under similar plans subject to Code Section 409A and applicable regulations determined under the aggregation provisions; and (ii) the payment does not exceed the applicable dollar amount under Code Section 402(g)(1)(B), as indexed, for that year.

(d) Payment is permitted to the extent necessary to satisfy any applicable federal, state and local income tax withholding federal payroll withholding requirements pursuant to provisions of Code section 409A and the regulations thereunder, related to benefits provided in the Plan.

6.5 Payment For Unforeseeable Emergency

A Participant who incurs a severe financial hardship as defined in this subsection (a) and does not have other available resources as described in this subsection (b), may apply to the Committee for an immediate distribution from his or her Account in an amount necessary to satisfy such financial hardship and the tax liability attributable to such distribution.

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(a) A Participant incurs a severe financial hardship as a result of the following:

(i) a sudden and unexpected illness or accident involving the Participant or his or her spouse or any dependent (as determined pursuant to Section 152(a) of the Code),

(ii) a casualty loss involving the Participant's property or

(iii) other similar extraordinary and unforeseeable event beyond the Participant's control.

(b) Such Participant does not have any other resources available, whether through reimbursement or compensation (by insurance or otherwise), liquidation of existing assets (to the extent such liquidation would not itself result in financial hardship), or cessation of deferrals, to satisfy such financial emergency.

(c) The determination of whether a Participant has incurred a severe financial hardship entitling the Participant to a payment under this Section shall be made by the Committee on a uniform and non-discriminatory basis, and shall be based on appropriate documentation or other evidence required by the Committee.

6.6 Payment of Death Benefits

(a) Each Participant shall designate a beneficiary on the proper beneficiary form as prescribed by the Committee to receive his or her Accounts in the event of death. If a Participant dies with a balance credited to his or her Accounts, such balance shall be paid to the applicable beneficiary or beneficiaries in a single lump-sum.

(b) Any distributions pursuant to this Section will occur following the date of death and receipt by the Company of acceptable proof of the Participant's death and approval by the Committee.

(c) Notwithstanding the above, if no beneficiary designation is on file with the Company at the time of death of the Participant or such designation is not effective for any reason then the designated beneficiary to receive such benefits shall be as follows:

(1) the Participant's surviving spouse; or

(2) if there is no surviving spouse; then to the Participant's estate.

(d) All decisions made by the Committee in good faith and based upon affidavit or other evidence satisfactory to the Committee regarding questions of fact in the determination of the identity of such beneficiary(ies) shall be conclusive and binding upon all parties, and payment made in accordance therewith shall satisfy all liability hereunder.

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6.7 Disability

As soon as possible following a determination by the Committee of a Disability all plan benefits are immediately payable according to one of the following:

(a) In the form of a single lump sum; or,

(b) According to the times and in the forms of distribution originally elected by the Participant each class year.

Should a Participant during an annual election period fail to make an election for time and form of payment pursuant to this section, the benefit distribution will be made in the form of a single lump sum for the applicable class year.

6.8 Valuation of Distributions

The benefit amount of a Participant's Account to be distributed pursuant to this Article VI shall be based on the value of such Accounts on any business day that the New York Stock. Exchange is open for trading as soon as practicable after instructions are received in good order by the Committee.

6.9 Timing of Distributions

Distributions made pursuant to this Article VI shall be made at the following times:

(a) Specific Date — A specific date which occurs no earlier than during the second Plan Year following the Plan Year in which the deferrals designated for distribution were made. Any distribution election made in accordance with a specific date shall be made as soon as administratively feasible following the elected specific date, but no later than the end of the calendar year containing the date or, if later, the 15th day of the third calendar month following the specified date.

(b) Event — Any distribution election made in accordance with Separation from Service, Death, Disability or Unforeseeable Emergency shall be made as soon as administratively feasible following the event, but no later than 90 days following the event.

Article VII. TRANSITION ELECTIONS

7.1 Section 409A Restatement

All credits made to Participants' Accounts under the terms of the Plan shall be made subject to the provisions of Code Section 409A, applicable regulations thereunder and IRS Notice 2005-1.

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7.2 Re-Election of Time and Form of Payment

(a) The Plan shall require all active Participants to re-elect the distribution time and form of payment for all credits accumulated through December 31, 2006.

(b) Participants shall complete an election in a manner prescribed by the Committee or its designee one-time revised distribution elections according to the options stated under Sections 6.2 and 6.3 of this Plan. Elections shall be based on the entire credit balance of Participants' aggregated Accounts.

(c) Participants' transitional Distribution Elections shall become effective on January 1, 2007.

7.3 Distributions Scheduled for 2006

Notwithstanding Section 7.2(a) of the Plan, payments scheduled to be made or to commence in 2006 must be made according to the original election on file.

7.4 Participant Accounts in Payment Status

Notwithstanding Section 7.2(a) of the Plan, Participant Accounts in payment status on December 31, 2006 shall continue to be governed by the Participant's original election on file.

7.5 Credits made in 2006

Pursuant to Section 6.2, and notwithstanding Section 7.2 of the Plan, no credits made to Participant Accounts during 2006 may be paid earlier than January 1, 2008.

Plan Number: 44418 Page 20 ECM NQ 2007 AA

(07/2007) © 2007 Fidelity Management & Research Company 9/10/2008

ATTACHMENT B

Re: SUPERSEDING PROVISIONS
for

Plan Name: The Brickman Group, Ltd. LLC Executive Savings Plan (the "Plan")

(a) Superseding Provision(s) — The following provisions supersede other provisions of this Adoption Agreement and/or the Basic Plan Document as described below:

1.04(a) — is modified to read as "Compensation shall be defined, with respect to Employees, in The Brickman Group Ltd. LLC Employee Retirement Investment Plan maintained by the Employer but shall also include the Discretionary Bonus".

1.05(a)(2) — the second sentence is modified to read as "The Employer requires Participants to enter into a special salary reduction agreement to make Deferral Contributions with respect to one or more Bonuses, subject to minimum and maximum deferral limitations, as provided in the table below, and in accordance with, and subject to, Section 4.01".

2.01(a) "Qualified Plan" means The Brickman Group, Ltd. LLC Employee Retirement Investment Plan, as amended from time to time.

2.01(a) "Discretionary Bonus" means the purely discretionary Bonus based on the Employer's business operations.

4.01 Deferral Contributions, — the second sentence of the first paragraph is modified to read as "The Employer shall credit an amount to the Participant's account equal to the amount of such reduction, less the amount of employee pretax contributions made by the Participant to the Qualified Plan for the applicable payroll period".

4.01 Deferral Contributions - the following sentence is added at the end of the section "Participants will be 100% vested in Deferral Contributions credited to their Account at all times".

4.02 Matching Contributions — the following is added to the section "Participants who also participate in the Qualified Plan will be permitted to defer only 1% of their compensation (as defined and limited in the Qualified Plan) under the Qualified Plan. A Matching Contribution shall be credited to the Account of each Participant who makes Deferral Contributions of base salary under this Plan in an amount equal to (a) the matching contribution formula in the Qualified Plan applied to compensation (as defined and limited in the Qualified Plan) deferred by the Participant under the Qualified Plan and this Plan in the relevant pay period less (b) the matching contribution the Participant received under the Qualified Plan in the relevant pay period. Participants will be 100% vested in the Matching Contributions credited to their Account at all times".

11.02 Claims and Review Procedures — the second paragraph of 11.02(a) and the second paragraph of 11.02(b) are deleted.

Plan Number: 44418 Page 21 ECM NQ 2007 AA

(07/2007) © 2007 Fidelity Management & Research Company 9/10/2008